                                  EXHIBIT 21.1

                     Lennox International Inc. Subsidiaries
                     --------------------------------------
                              as of January 1, 2002

 Name                                      Ownership     Jurisdiction of Inc.

 Lennox Industries Inc.                          100%           Iowa
   SEE ANNEX A

 Heatcraft Inc                                   100%           Mississippi
   Frigus-Bohn S.A. de C.V.                       50%           Mexico
   LGL de Mexico, S.A. de C.V.                     1%           Mexico
   Lennox Participacoes Ltda.                      1%           Brazil
      Frigo-Bohn do Brasil Ltda.                  99%           Brazil
         Heatcraft do Brasil Ltda.             84.47%           Brazil
            SIWA S.A.                            100%           Uruguay
   Livernois Engineering Co.                     100%           Michigan
   Heatcraft Advanced Technologies LLC           100%           Delaware
   Heatcraft Heat Transfer LLC                   100%           Delaware
   Advanced Distributor Products LLC             100%           Delaware
   Heatcraft Refrigeration Products LLC          100%           Delaware
   Heatcraft de Mexico, S. De R.L. de C.V.     99.96%           Mexico
   LPAC Corp.                                      5%           Delaware

 Armstrong Air Conditioning Inc.                 100%           Ohio
   Jensen-Klich Supply Co.                       100%           Nebraska
   Armstrong Distributors Inc.                   100%           Delaware
   LPAC Corp.                                      5%           Delaware

 Heatcraft Technologies Inc.                     100%           Delaware
   Strong LGL Colombia Ltda.                      50%           Colombia
   LGL Peru S.A.C.                                10%           Peru
   Alliance Compressor Partnership              24.5%           Louisiana
   LPAC Corp.                                     80%           Delaware

 Excel Comfort Systems Inc.                      100%           Delaware

 Allied Air Enterprises Inc.                     100%           Delaware

 Service Experts Inc.                            100%           Delaware
   SEE ANNEX B
   Lennox Inc.                                   100%           Canada
      Lennox Canada Inc.                         100%           Canada
         SEE ANNEX C

 National Air Systems Inc.                       100%           California

 Lennox Global Ltd.                              100%           Delaware
   SEE ANNEX D

Page

                                     ANNEX A
                                       TO
                                  EXHIBIT 21.1

                       Lennox Industries Inc. Subsidiaries
                       -----------------------------------

Name                                            Ownership   Jurisdiction of Inc.

Lennox Industries (Canada) Ltd.                    00%         Canada

LHP Holdings Inc.                                100%          Delaware
   Lennox Hearth Products Inc.                   100%          California
      Marcomp Inc.                               100%          California
   Sécurité Cheminées International Ltée         100%          Canada
      SARL Cheminées Sécurité                    100%          France
      Security Chimneys UK Limited               100%          UK
      Security USA                               100%

Products Acceptance Corporation                  100%          Iowa

Lennox Manufacturing Inc.                        100%          Delaware

Lennox Finance Inc.                              100%          Canada

LPAC Corp.                                        10%          Delaware

Page

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                        Service Experts Inc. Subsidiaries
                        ---------------------------------

The following  are all  organized in the state  indicated and owned 100% by
Service Experts Inc.:

   A. Frank Woods and Sons LLC - Virginia
   AC/DAC, L.L.C. - Tennessee
   Academy Air Service Experts, Inc. - Tennessee
   Air Engineers, Inc. - Florida
   Air Experts LLC - Georgia
   Air Experts LLC - Ohio
   Air Sytems of Florida LLC - Florida
   Aire-Tech LLC - Ohio
   Airmaster Heating & Air Conditioning LLC - Michigan
   Allbritten Plumbing, Heating and Air Conditioning Service, Inc. - Tennessee
   Alliance Mechanical Heating & Air Conditioning, Inc. - California
   Andros Refrigeration LLC - Arizona
   Andy Lewis Heating & Air Conditioning LLC - North Carolina
   Andy Lewis Heating & Air Conditioning LLC - Georgia
   Arrow Heating & Air Conditioning, Inc. - Wisconsin
   Artic Aire of Chico, Inc.  - California
   Atlantic Air Conditioning and Heating LLC - Maryland
   Atmostemp LLC - New Jersey
   Austin Brothers LLC - Tennessee
   Barlow Heating and Air Conditioning LLC - Delaware
   Bartels Heating & Air Conditioning LLC - Colorado
   Becht Heating & Cooling LLC - Delaware
   Ben Peer Heating LLC - New York
   Berkshire Air Conditioning LLC - Tennessee
   Blue Springs Heating & Air Conditioning LLC - Missouri
   Broad Ripple Heating & Air Conditioning Inc. - Indiana
   Burnsville Heating & Air Conditioning LLC - Minnesota
   C. Iapaluccio Company LLC - Delaware
   C. Woods Company LLC - Delaware
   Calverley Air Conditioning & Heating LLC - Delaware
   Chief/Bauer Heating & Air Conditioning LLC - Delaware
   Claire's Air Conditioning and Refrigeration, Inc. - Tennessee
   Climate Control LLC - Alabama
   Climate Design Systems LLC - Tennessee
   Climate Masters Service LLC - Colorado
   Coastal Air Conditioning Service LLC - Georgia
   Comfort Masters Heating & Cooling LLC - Delaware
   Comfort Tech Cooling & Heating LLC - Tennessee
   Comfortech LLC - Tennessee
   Controlled Comfort LLC - Nebraska
   Cook Heating & Air Conditioning LLC - Michigan
   Cook Heating and Air Conditioning LLC - Delaware
   Cool Power LLC - New York

Page

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   Service Experts Inc. Subsidiaries (cont'd.)
                   -------------------------------------------

   D.A. Bennett LLC - New York
   Davis the Plumber LLC - New Mexico
   Dial One Raymond Plumbing, Heating & Cooling, Inc. - Tennessee
   DiMarco Mechanical LLC - Ohio
   Dodge Heating & Air Conditioning LLC - Georgia
   Doler Plumbing & Heating LLC - Delaware
   Economy Heating & Air Conditioning LLC - Pennsylvania
   Edison Heating and Cooling LLC - New Jersey
   Epperson LLC - South Carolina
   Eveready LLC - Virginia
   Falso Service Experts LLC - New York
   Fras-Air Contracting LLC - New Jersey
   Freschi Air Systems, Inc. - Tennessee
   Future Acquisition Sub, Inc. - Tennessee
   General Conditioning LLC - New Jersey
         General Conditioning Plumbing, Inc. - New Jersey
   Getzschman Heating & Sheet Metal Contractors LLC - Nebraska
   Golden Seal Heating & Air Conditioning LLC - Delaware
   Gordon's Specialty Company LLC - Oklahoma
   Gray Refrigeration LLC - Delaware
   Greenwood Heating & A/C LLC - Washington
   Gregory's Plumbing Co. LLC - Oklahoma
   H.S. Stevenson & Sons LLC - Ohio
   Holmes Sales & Service LLC - Iowa
   Industrial Building Services, Inc. - Florida
   International Service Leadership Inc. - Delaware
   Jack Nelson Co. LLC - Oklahoma
   Jansen Heating and Air Conditioning LLC - Delaware
   Jebco Heating & Air Conditioning LLC - Colorado
   JM Mechanical LLC - Delaware
   K & S Heating, Air Conditioning & Plumbing LLC - Minnesota
   Kiko Heating & Air Conditioning LLC - Ohio
   Klawinski LLC - Delaware
   Knochelmann Plumbing, Heating & Air LLC - Kentucky
   Kozon LLC - Tennessee
   Kruger's Heating & Air Conditioning LLC - Delaware
   Lake Arbor Heating LLC - Colorado
   Lee Voisard Plumbing & Heating LLC - Ohio
   Mathews Heating & Air Conditioning LLC - Tennessee
   Matz Heating & Air Conditioning LLC - New York
   McPhee Service Experts, Inc. - Colorado
   Midland Heating and Air Conditioning LLC - South Carolina
   Miller Refrigeration, A/C, & Htg. Co. - North Carolina
   Neal Harris Heating, Air Conditioning & Plumbing LLC - Missouri
   Norrell Heating and Air Conditioning LLC - Alabama
   Pardee Refrigeration LLC - South Carolina
   Parker-Pearce Service Experts LLC - Maryland

Page

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   Service Experts Inc. Subsidiaries (cont'd.)
                   -------------------------------------------

   Parrott Mechanical, Inc. - Idaho
   Peachtree Service Experts LLC - Georgia
   Peitz Heating and Cooling LLC - South Dakota
   R&M Climate Control LLC - Tennessee
   Roland J. Down LLC - New York
   Rolf Griffin Heating & Air Conditioning LLC - Delaware
   RM Holdings (Delaware) LLC - Delaware
   Ryan Heating LLC - Missouri
   S & W Air Conditioning LLC - Tennessee
   San Antonio Air Conditioning LLC - Delaware
   Sanders Indoor Comfort LLC - South Carolina
   Sanders Service Experts, Inc. - Tennessee
   Sedgwick Heating & Air Conditioning LLC - Minnesota
   SEI Management Company, LLC - Tennessee
   SEIIN GP, Inc. - Indiana
   SEITN GP, Inc. - Tennesse
   Service Experts DFW LLC - Tennessee
   Service Experts, LLC - Florida
   Service Experts of Arkansas LLC - Arkansas
   Service Experts of Clearwater, Inc. - Tennessee
   Service Experts of Denver LLC - Colorado
   Service Experts of Fort Collins LLC - Colorado
   Service Experts of Imperial Valley, Inc. - California
   Service Experts of Indiana, L.P. - Tennessee
   Service Experts of Indianapolis, Inc. - Indiana
   Service Experts of Memphis LLC - Tennessee
   Service Experts of Northeast Louisiana LLC - Louisiana
   Service Experts of Northeast Ohio LLC - Ohio
   Service Experts of Northwest Louisiana LLC - Louisiana
   Service Experts of Orange - California
   Service Experts of Palm Springs, Inc. - California
   Service Experts of Salt Lake City LLC - Tennessee
   Service Experts of the Bay Area, Inc.  - California
   Service Experts of the Berkshires LLC - Delaware
   Service Experts of the Triangle LLC - North Carolina
   Service Experts of Utah LLC - Delaware
   Service Experts of Washington LLC - Delaware
   Service Experts Services, LLC - Tennessee
   Service Now, Inc. - California
   Shumate Mechanical LLC - Georgia
   Steel City Heating & Air LLC - Alabama
   Strand Brothers LLC - Tennessee
   Strogen's HVAC LLC - New Hampshire
   Sunbeam Service Experts LLC - New York
   Sylvester's Corp. - Indiana
   Sylvester's, L.P.  - Tennessee
   Teays Valley Heating and Cooling LLC - West Virginia
   The McElroy Service Company LLC - Nebraska
   TML LLC - Idaho
   Triton Mechanical LLC - New York
   Valentine Heating & Air Conditioning LLC - Georgia
   Venture International LLC - Tennessee
   Vogt Heating & Air Conditioning LLC - Minnesota
   Wesley G. Wood LLC - Pennsylvania

Page

                                     ANNEX C
                                       TO
                                  EXHIBIT 21.1

                         Lennox Canada Inc. Subsidiaries
                         -------------------------------

The following are all organized in Canada and owned 100% by Lennox Canada Inc.:

   Bradley Air Conditioning Limited
   Valley Refrigeration Limited
   Dearie Contracting Inc.
   Dearie Martino Contractors Ltd.
   Foster Air Conditioning Ltd.
   Bryant Heating & Cooling Co. Ltd.
   Bryant Newco Inc.
   Montwest Air Ltd.
   Fahrhall Mechanical Contractors Limited
   Arpi's Industries Canada Ltd.
      Arpi's Holdings Ltd.
      Advance Mechanical Ltd.

Page

                                     ANNEX D
                                       TO
                                  EXHIBIT 21.1

                         Lennox Global Ltd. Subsidiaries
                         -------------------------------

Name                                            Ownership   Jurisdiction of Inc.

Lennox Global Asia-Pacific Pte.
   Ltd.  (LGL Asia-Pacific Pte. Ltd.)            100%         Rep. of Singapore
      Lennox Global (Wuxi) Co. Ltd.              100%         China

Fairco S.A.                                       50%         Argentina

LGL Europe Holding Co.                           100%         Delaware
   SEE ANNEX E

UK Industries, Inc.                              100%         Delaware

LGL de Mexico, S.A. de C.V.                       99%         Mexico

Lennox Participacoes Ltda.                        99%         Brazil

Frigo-Bohn do Brasil Ltda.                         1%         Brazil

Strong LGL Dominicana, S.A.                      100%         Dominican Republic

Strong LGL Colombia Ltda.                         50%         Colombia

LGL Belgium S.P.R.L.                             0.4%         Belgium

LGL Thailand Ltd.                                100%         Thailand

LGL Peru S.A.C.                                   90%         Peru

LGL Australia (US) Inc.                          100%         Delaware
   SEE ANNEX F

Heatcraft de Mexico, S. De R.L. de C.V.         0.04%         Mexico

Page

                                     ANNEX E
                                       TO
                                  EXHIBIT 21.1

                       LGL Europe Holding Co. Subsidiaries
                       -----------------------------------

Name                                            Ownership   Jurisdiction of Inc.

LGL Holland B.V.                                   100%        Netherlands

Heatcraft Prague S.R.O                              50%        Czech Republic

Ets. Brancher S.A.                                 100%        France
   Frinotec S.A.                                 99.68%        France
   LGL France S.A.                                 100%        France
      LGL Refrigeratin UK Ltd.                     100%        United Kingdom
      SCI Groupe Brancher                          100%        France
      Hyfra Ind. GmbH                              0.1%        Germany

LGL Germany GmbH                                   100%        Germany
   LGL Deutschland GmbH                            100%        Germany
   Hyfra Ind. GmbH                                99.9%        Germany
   Lennox Deutschland GmbH                         100%        Germany

Lennox Global Spain S.L.                           100%        Spain
   LGL Refrigeration Spain S.A.                    100%        Spain
      Aldo Marine                                   65%        Spain
   Lennox Espana, S.A.                             100%        Spain
      Redi sur Andalucia                            70%        Spain
      Lennox Climatizacao Lda                       50%        Portugal

LGL Refrigeration Italia s.r.l.                     99%        Italy

LGL Polska Spzoo                                   100%        Poland

LGL Belgium S.P.R.L.                              99.6%        Belgium

Lennox Benelux B.V.                                100%        Netherlands
   Lennox Benelux N.V.                             100%        Belgium

HCF Lennox Ltd.                                    100%        United Kingdom
   Lennox Industries (UK)                         99.6%        United Kingdom
      Environheat Limited                          100%        United Kingdom

Heatcraft Italia s.r.l.                            100%        Italy

Lennox Janka a.s.                                  100%        Czech Republic
   Heatcraft Prague S.R.O.                          50%        Czech Republic
   Janka Slovensko S.R.O.                          100%        Slovak Republic
   Ecoclima                                         15%        Czech Republic

Page

                                     ANNEX F
                                       TO
                                  EXHIBIT 21.1

                      LGL AUSTRALIA (US) INC. Subsidiaries
                      ------------------------------------

Name                                            Ownership   Jurisdiction of Inc.

LGL Co Pty Ltd                                    100%       Australia
 LGL Australia Investment Pty Ltd                 100%       Australia
   LGL Australia Finance Pty Ltd                  10%        Australia
 LGL Australia Finance Pty Ltd                     90%       Australia
   LGL Australia Holdings Pty Ltd                 100%       Australia
      Lennox Australia Pty Ltd.                   100%       Australia
      LGL (Australia) Pty Ltd                     100%       Australia
      LGL Refrigeration Pty Ltd                   100%       Australia
      Kirby Engineering Pty Ltd                   100%       Australia
      Heatcraft Australia Pty Ltd                 100%       Australia
        Kirby Refrigeration Pty Ltd
             (Albury)                              75%       Australia
        Kirby Refrigeration Pty Ltd
             (Sunshine Coast)                      75%       Australia
        Kirby Refrigeration Pty Ltd
             (Gold Coast)                          75%       Australia
        Kirby Refrigeration Pty Ltd
             (Tasmania)                            75%       Australia
        Kirby Refrigeration Pty Ltd
             (Hobart)                             100%       Australia
        Refrigeration & Heating
             Wholesale Pty Ltd (Vid)              100%       Australia
        Refrigeration & Heating
             Wholesale Pty Ltd (SA)               100%       Australia
               R&H Wholesale Pty Ltd          100%       Australia
        Kirby Refrigeration Pty Ltd.
             (NT)                                  75%       Australia
        Kirby Tubes & Contract Coils
             Pty Ltd                              100%       Australia
        Kirby Sheet Metal Pty Ltd                 100%       Australia
        Kirby Central Warehouse Pty
             Ltd.                                 100%       Australia
        Kulthom Kirby Public Company
             Limited                               18%       Australia
               Kulthom Control Company
                  Limited                          70%       Australia
               Thai Sintered Products Co.
                  Limited                        44.4%       Thailand
               Thai Compressor
                  Manufacturing Co. Limited      25.5%       Thailand
               Kulthom Kirby Foundry Co.
                  Limited                         100%       Australia
        J.N.K. Pty Limited                        100%       Australia
        P.R.L. Pty Limited                        100%       Australia
        Kirby USA Inc.                            100%       North Carolina
        JNK Draughting Pty Limited                100%       Australia
        P.R.L Sales Pty Limited                   100%       Australia
        Air Safe Pty Limited                      100%       Australia
        James N. Kirby Limited (NZ)               100%       New Zealand